UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2019

FS Investment Corporation IV

(Exact name of Registrant as specified in its charter)

Maryland	814-01151	47-3258730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 31, 2019, FS Investment Corporation IV, a Maryland corporation (“FSIC IV”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Corporate Capital Trust II, a Delaware statutory trust (“CCT II”), FS Investment Corporation II, a Maryland corporation (“FSIC II”), FS Investment Corporation III, a Maryland corporation (“FSIC III” and, together with FSIC IV, FSIC II and CCT II, the “Funds”), NT Acquisition 1, Inc., a Maryland corporation and wholly-owned subsidiary of FSIC II (“Merger Sub 1”), NT Acquisition 2, Inc., a Delaware corporation and wholly-owned subsidiary of FSIC II (“Merger Sub 2”), NT Acquisition 3, Inc., a Maryland corporation and wholly-owned subsidiary of FSIC III (“Merger Sub 3”), and FS/KKR Advisor, LLC, a Delaware limited liability company and investment adviser to each of the Funds (“FS/KKR Advisor”).

The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, (i) Merger Sub 1 will merge with and into FSIC III, with FSIC III continuing as the surviving company and as a wholly-owned subsidiary of FSIC II (“Merger 1A”), and, immediately thereafter, FSIC III will merge with and into FSIC II, with FSIC II continuing as the surviving company (together with the Merger 1A, “Merger 1”), (ii) Merger Sub 2 will merge with and into CCT II, with CCT II continuing as the surviving company and as a wholly-owned subsidiary of FSIC II (“Merger 2A”), and, immediately thereafter, CCT II will merge with and into FSIC II, with FSIC II continuing as the surviving company (together with the Merger 2A, “Merger 2”) and (iii) Merger Sub 3 will merge with and into FSIC IV, with FSIC IV continuing as the surviving company and as a wholly-owned subsidiary of FSIC II (“Merger 3A”), and, immediately thereafter, FSIC IV will merge with and into FSIC II, with FSIC II continuing as the surviving company (together with the Merger 3A, “Merger 3” and, together with Merger 1 and Merger 2, the “Mergers”). The applicable board of directors or trustees of each Fund have approved the Mergers, with the participation throughout by, and the unanimous support of, its respective independent directors or trustees, as applicable. The parties to the Merger Agreement intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

In the Mergers, each share of CCT II common stock, FSIC III common stock and FSIC IV common stock issued and outstanding immediately prior to the effective time of Merger 1A, Merger 2A and Merger 3A, respectively, will be converted into a number of shares of FSIC II common stock equal to an exchange ratio with respect to the applicable Merger to be determined in connection with the closing of such Merger (each, an “Exchange Ratio”). The Exchange Ratio for each of Merger 1A, Merger 2A and Merger 3A will equal the net asset value per share of FSIC III common stock, CCT II common stock and FSIC IV common stock, respectively (determined, in each case, no earlier than 48 hours (excluding Sundays and holidays) prior to the closing date of the applicable Merger), divided by the net asset value per share of FSIC II common stock (determined, in each case, no earlier than 48 hours (excluding Sundays and holidays) prior to the closing date of the applicable Merger).

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of the Funds and FS/KKR Advisor’s businesses during the period prior to the closing of the Mergers. The Funds have agreed to convene and hold meetings of their respective stockholders for the purpose of obtaining the required approvals of the Funds’ stockholders, respectively, and have agreed to recommend that their stockholders approve their respective proposals.

The Merger Agreement provides that the board of directors or trustees of each Fund may not solicit proposals relating to alternative transactions, or, subject to certain exceptions, enter into discussions or negotiations or provide information in connection with any proposal for an alternative transaction. However, each of the Funds may, subject to certain conditions, change its recommendation to their respective stockholders, terminate the Merger Agreement and enter into an agreement with respect to a superior alternative proposal if the board of directors or trustees of such Fund determines in its reasonable good faith judgment, after consultation with its outside legal counsel, that the failure to take such action would be reasonably likely to breach its standard of conduct under applicable law (taking into account any changes to the Merger Agreement proposed by the other Funds).

Consummation of the Mergers, which is currently anticipated to occur during the fourth quarter of 2019, is subject to certain closing conditions, including (1) requisite approvals of the applicable Funds’ stockholders, (2) certain required charter amendments, (3) the absence of certain legal impediments to the consummation of the Mergers, (4) effectiveness of the registration statement on Form N-14, which will include a joint proxy statement of the Funds and a prospectus of FSIC II (the “Proxy Statement”), (5) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement and (6) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended). The consummation of Merger 1 is a condition precedent to the consummation of Merger 2 and Merger 3, but no merger is conditioned upon Merger 2 or Merger 3.

The Merger Agreement also contains certain termination rights in favor of each Fund, including if the Mergers are not completed on or before May 31, 2020 or if the requisite approvals of the applicable Fund’s stockholders are not obtained.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated into this Current Report on Form 8-K by reference. The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualified by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles Supplementary

On May 28, 2019, the board of directors (the “Board”) of FSIC IV duly adopted resolutions in order to, among other things, elect that FSIC IV be subject to Sections 3-803, 3-804(a) and 3-804(c) of the Maryland General Corporation Law (the “MGCL”), effective as of such date. Section 3-803 of the MGCL provides that the Board designate by resolution, from among its members, directors to be classified into three classes, as nearly equal in number as possible. Section 3-804(a) of the MGCL provides that the stockholders may only remove a director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors. Section 3-804(c) of the MGCL provides that any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies.

In accordance with Maryland law, FSIC IV filed Articles Supplementary effecting FSIC IV’s election to be subject to Sections 3-803, 3-804(a) and 3-804(c) of the MGCL with the Department of Assessments and Taxation of the State of Maryland on May 31, 2019 (the Articles Supplementary”).

The foregoing description of the Articles Supplementary, as set forth in this Item 5.03, is a summary only and is qualified in all respects by the provisions of the Articles Supplementary, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Classified Board of Directors

As noted above, the Board elected that FSIC IV be subject to Section 3-803 of the MGCL, thereby classifying the Board. As required under the MGCL, one class (“Class A”) shall hold office initially for a term expiring at the next succeeding annual meeting of stockholders, another class (“Class B”) shall hold office initially for a term expiring at the second succeeding annual meeting of stockholders and another class (“Class C”) shall hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the stockholders following such change, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

On May 28, 2019, the Board classified the directors as follows: the Class A directors are Todd C. Builione, Frederick Arnold, Michael J. Hagan and Jerel A. Hopkins, each of whom will serve until FSIC IV’s 2019 annual meeting of stockholders and until a successor is duly elected and qualifies; the Class B directors are Michael C. Forman, Richard Goldstein and James H. Kropp, each of whom will serve until FSIC IV’s 2020 annual meeting of stockholders and until a successor is duly elected and qualifies; and the Class C directors are Barbara Adams, Brian R. Ford and Jeffrey K. Harrow are hereby designated as Class C Directors, each of whom will serve until FSIC IV’s 2021 annual meeting of stockholders and until a successor is duly elected and qualified.

Amended and Restated Bylaws

On and effective as of May 31, 2019, the Board adopted the Amended and Restated Bylaws of FSIC IV (the “Amended and Restated Bylaws”). Below is a summary of changes reflected in the Amended and Restated Bylaws:

•	Reflect the election pursuant to Section 3-804(a) of the MGCL as described above;

•

Provide that, at all times that the directors are classified, if so classified, a director may not be removed without cause (which shall mean for purposes of this provision, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to FSIC IV through bad faith or active and deliberate dishonesty);

•

Increase the percentage of stockholders required to request a special meeting of stockholders from ten percent of all the votes entitled to be cast at such meeting to a majority of all the votes entitled to be cast at such meeting;

•	Provide that only the chairman of a meeting of stockholders, and not stockholders, shall have the power to adjourn a meeting when a quorum has not been met;

•	Provide that a stockholder’s right to request a stockholder list is as set forth under the MGCL by removing the existing provision relating to such additional stockholder inspection rights;

•	Provide that a stockholder will not be entitled to inspect FSIC IV’s books and records if the Board determines that such stockholder has an improper purpose for requesting such inspection; and

•

Provide that unless FSIC IV consents in writing to the selection of a different forum, to the fullest extent permitted by law, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of FSIC IV, (b) any action asserting a claim of breach of any duty owed by a director or officer or other employee of FSIC IV to FSIC IV or to the stockholders of FSIC IV or asserting a claim of breach of any standard of conduct set forth in the MGCL, (c) any action asserting a claim against FSIC IV or any director or officer or other employee of FSIC IV arising pursuant to any provision of the MGCL, the charter of FSIC IV or the bylaws of FSIC IV, or (d) any action asserting a claim against FSIC IV or any director or officer or other employee of FSIC IV that is governed by the internal affairs doctrine. With respect to any proceeding described in the foregoing sentence that is in the Circuit Court for Baltimore City, Maryland, FSIC IV and its stockholders consent to the assignment of the proceeding to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 or any successor thereof.

The foregoing description of the Amended and Restated Bylaws, as set forth in this Item 5.03, is a summary only and is qualified in all respects by the provisions of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 3, 2019, FS/KKR Advisor issued a press release announcing the Merger Agreement. The press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

In connection with the signing of the Merger Agreement, the Board approved the suspension of FSIC IV’s existing share repurchase program, effective as of May 31, 2019.

Effective May 31, 2019, FSIC IV increased the price at which it issues shares under its distribution reinvestment plan (the “DRP”) from $10.75 per share to $10.80 per share. As previously disclosed by FSIC IV, the price at which shares are issued under the DRP is determined by the Board or a committee thereof, in its sole discretion, and is (i) not less than the net asset value per share determined in good faith by the Board or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution (the “NAV Per Share”) and (ii) not more than 2.5% greater than the NAV Per Share as of such date. The purpose of this decrease was to ensure that FSIC IV did not issue shares under the DRP at a price per share that was below the NAV Per Share.

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995,

including statements with regard to future events or the future performance or operations of the Funds. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a Fund’s operating area, failure to obtain requisite stockholder approval for the Proposals (as defined below) set forth in the Proxy Statement, failure to consummate the business combination transaction involving the Funds, uncertainties as to the timing of the consummation of the business combination transaction involving the Funds, unexpected costs, charges or expenses resulting from the business combination transaction involving the Funds, failure to realize the anticipated benefits of the business combination transaction involving the Funds, failure to consummate the recapitalization transaction and failure to list the common stock of the combined entity on a national securities exchange. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”) and will also be contained in the Proxy Statement when such document becomes available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving the Funds, along with related proposals for which stockholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, the Funds intend to file relevant materials with the SEC, including the Proxy Statement. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS, THE BUSINESS COMBINATION TRANSACTION INVOLVING THE FUNDS AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov or from FSIC II’s website, CCT II’s website, FSIC III’s website or FSIC IV’s website, each at www.fsinvestments.com.

Participants in the Solicitation

The Funds and their respective directors, executive officers and certain other members of management and employees, including employees of FS/KKR Advisor, FS Investments, KKR Credit Advisors (US) LLC and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of the Funds in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ stockholders in connection with the Proposals will be contained in the Proxy Statement when such document becomes available. This document may be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

2.1*	Agreement and Plan of Merger, dated as of May 31, 2019, by and among FS Investment Corporation II, Corporate Capital Trust II, FS Investment Corporation III, FS Investment Corporation IV, NT Acquisition 1, Inc., NT Acquisition 2, Inc., NT Acquisition 3, Inc. and FS/KKR Advisor, LLC.

3.1	Articles Supplementary of FS Investment Corporation IV

3.2	Amended and Restated Bylaws of FS Investment Corporation IV

99.1	Press Release, dated June 3, 2019 (furnished herewith)

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation IV

Date: June 3, 2019	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel and Secretary